SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                        Date of Report: December 12, 2001


                                Mind2Market, Inc.
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             (Exact name of registrant as specified in its chapter)


         COLORADO                      000-28711           84-1361341
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(State or other jurisdiction         (Commission          (IRS Employer
      of incorporation)              File Number)         Identification No.)


777 S. Wadsworth Blvd., Suite B1-200, Lakewood, CO       80226
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(Address of principal executive offices)             (Postal Code)


Registrant's telephone number, including area code:  (866) 537-0340
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Item 1. CHANGES IN CONTROL OF REGISTRANT

         None.

Item 2. ACQUISITION OR DISPOSITION OF ASSETS

         None.

Item 3. BANKRUPTCY OR RECEIVERSHIP

         None.

Item 4. CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

         None.

Item 5. OTHER EVENTS

     Mind2Market, Inc. announced the debut of its website, M2MKT.COM which provides for secure downloading and playing of copyrighted music while preventing illegal copying of the downloaded files. The system is based on proprietary patent-pending technology developed by Mind2Market, Inc. to offer a solution to the music industry's problems with copyright infringement and digital piracy. The Mind2Market system is designed to not only provide a secure transfer of digitilized information while preventing unauthorized copyrighting and opening of files, but it also is designed to be easy for the customer to use with new marketing tools for the music companies and artists.

     The Company has developed a system based on technology attempting to solve the digital rights management issue. The system is designed to protect the rights of the artist and provide enhanced marketing options for promoting and marketing music as well as being easy for the customer to use.

         Mind2Market's initial website includes some enhanced marketing options with free promotional tracks from selected artists under contract with Mind2Market Inc. Once a promotional track is downloaded it plays the whole song, but only for a limited number of plays. This allows the customer to listen to the whole song before purchasing yet still securing the rights of the artist. More plays or an unlimited number of plays of each downloaded music track is available for a nominal fee, or one can order each complete CD after having listened to a sample of the music. Future upgrades to the site are planned to give a comprehensive list of options for sampling, purchasing and downloading music including customizing your own CDs.

     The M2MKT.COM website designed for securely marketing and distributing music is the first such system being released by Mind2Market Inc for public access. In addition, Mind2Market Inc is also in the process of developing applications using the same patent-pending technology for the marketing and/or secure Internet distribution of text, video, and financial digital data.

Item 6. APPOINTMENT OF NEW DIRECTORS OR OFFICERS

        None

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         RESIGNATION OF OFFICERS OR DIRECTORS

     In October, 2001, Ron Powell resigned as Director and Vice President of ESL Division.


Item 7. FINANCIAL STATEMENTS AND EXHIBITS

        None.



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                                   Signatures

         Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 12, 2001


                                           MIND2MARKET, INC.


                                           By: /s/ James R. Clark
                                               -------------------------------
                                               James R. Clark, CEO